                                                     Registration Number 2-18269

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /X/

     Post-Effective Amendment No. 51                                /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

     Amendment No. 51

--------------------------------------------------------------------------------
                       Mairs and Power Balanced Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

================================================================================

                       W1520 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, Including Area Code: (651) 222-8478

================================================================================

                           William B. Frels, President
                       W1520 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
                     (Name and Address of Agent for Service)

                                 with copies to:
                         Christopher C. Cleveland, Esq.
                             Briggs and Morgan, P.A.
                                 2400 IDS Center
                              Minneapolis, MN 55402

================================================================================

It is proposed that this filing will become effective (check appropriate box)

/X/  immediately upon filing pursuant to paragraph (b)

/ /  on (dated) pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  on (date) pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 MAIRS AND POWER
                               BALANCED FUND, INC.


PROSPECTUS
April 29, 2005


W1520 FIRST NATIONAL BANK BLDG.
332 MINNESOTA STREET
ST. PAUL, MN 55101-1363
1-800-304-7404

OBJECTIVE

The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus, which should be kept for future reference, is designed to set forth the information you should know before you invest. A "Statement of Additional Information" dated April 29, 2005, contains more information about the Fund and has been filed with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus. You may obtain a copy of the Statement, without charge, by writing to the Fund or by calling our Customer Service Department at 1-800-304-7404.

FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales charge for the purchase or sale of Fund shares and no 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management and administrative services, which are included in annual fund operating expenses.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

PRIVACY POLICY ENCLOSED

TABLE OF CONTENTS

Risk/Return Summary                                                                                  1
   Investment Objective/Goals                                                                        1
   Principal Investment Strategies                                                                   1
Principal Risks of Investing in the Fund                                                             1
Risk/Return Bar Chart and Table                                                                      2
Fees and Expenses of the Fund                                                                        4
Investment Objective, Principal Investment Strategies, Related Risks,
     and Disclosure of Portfolio Holdings                                                            5
Management's Discussion of Fund Performance                                                          8
Comparison Chart (Fund, S & P 500 Index, Composite Index and Consumer Price Index)                   9
Management of the Fund                                                                              10
Types of Accounts                                                                                   11
Determining Net Asset Value Per Share                                                               12
Purchasing Shares                                                                                   13
   Wiring Instructions                                                                              15
Redeeming Shares                                                                                    16
   Signature Guarantee Instructions                                                                 17
Frequent Purchases and Redemptions of Fund Shares                                                   18
Exchanging Shares                                                                                   19
Transferring Registration                                                                           19
Income Dividends and Capital Gain Distributions                                                     19
Taxes                                                                                               20
Other Shareholder Services                                                                          21
Condensed Financial Information                                                                     23
Privacy Policy                                                                                      24
Officers and Directors                                                                              25
For More Information                                                                        Back Cover

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE/GOALS

The objective of the Mairs and Power Balanced Fund (the "Fund") is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES

We expect that the Fund's assets will be invested in various types of securities, the proportion of which will vary from time to time in accordance with the judgment of Mairs and Power, Inc., the Fund's investment adviser.

The Fund seeks to:

- Invest in a list of holdings that is diversified by both security type and by industry.
-  Invest at least 25% of its assets in non-convertible fixed income securities.
- Emphasize investments in common stock and other securities convertible into common stock.
-  Keep assets reasonably fully invested at all times.
- Hold cash equivalent investments (money market funds and other short-term investments) from time to time as a buying reserve to better enable the Fund to meet its objective.
- Keep portfolio turnover relatively low as compared to other balanced mutual funds.
- Invest primarily in higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service). Lower rated fixed income securities may be purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments have risks. Although the Fund cannot eliminate all risks, it seeks to moderate risk by investing in a diversified portfolio. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective.

Risks of investing in the Fund include:
- Adverse market conditions (the chance that stock prices in general will fall, sometimes suddenly and sharply).
- Volatility in the market prices of equity securities, which are generally subject to greater price fluctuations than prices of fixed income securities, such as bonds and other debt obligations. Equity prices may fluctuate markedly over the short-term due to:
   - changing market conditions,
   - interest rate fluctuations, and
   - various economic and political factors.
- Credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due.
- Call risk, which is the risk that a debt security will be redeemed prior to its maturity. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates.
- Interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases.
-  Loss of money is a risk of investing in the Fund.

RISK/RETURN BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Mairs and Power Balanced Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period.

[CHART]

1995      30.04%
1996      17.93%
1997      28.02%
1998      14.16%
1999       4.60%
2000      16.55%
2001      -1.27%
2002      -6.42%
2003      21.62%
2004      12.04%

          HIGHEST AND LOWEST CALENDAR QUARTERS (FOR THE PAST 10 YEARS)

           Highest Quarter            2nd Quarter, 1997:  +13.29%

           Lowest Quarter             3rd Quarter, 2002:   -9.42%

                          AVERAGE ANNUAL TOTAL RETURNS
                      (FOR PERIODS ENDED DECEMBER 31, 2004)

The table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of a Composite Index and the S & P 500.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

MAIRS AND POWER BALANCED FUND
(FOR THE PERIODS ENDED DECEMBER 31, 2004)                          1 YEAR         5 YEARS        10 YEARS
                                                                   ------         -------        --------
Return Before Taxes                                                +12.04%          +7.97%         +13.15%

Return After Taxes on Distributions                                +11.23%          +6.54%         +11.60%
(assumes you hold the fund shares at the end of the period;
no taxable gain or loss on investment)

Return After Taxes on Distributions and Sale of Fund                +8.27%          +6.13%         +10.83%
Shares  (assumes shares purchased at beginning and sold
at the end of the period)

COMPOSITE INDEX(1)                                                 +19.08%          +2.32%          +9.43%
(60% S & P 500 and 40% Lehman Bros. Government/Credit)
(reflects no deduction for fees, expenses or taxes)

S & P 500(2)                                                       +10.88%          -2.29%         +12.07%
(reflects no deduction for fees, expenses or taxes)

(1) The Composite Index is calculated by the Fund's investment adviser. The components of the Composite Index are the S & P 500 (60%) and the Lehman Bros. Government/Credit Bond Index (40%), which were chosen to approximate the proportion of common stock and fixed income securities in the Fund's portfolio. The Lehman Bros. Government/Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the United States Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated investment grade corporate bonds with maturities of at least one year.
(2) The S & P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, broadbased unmanaged index of U.S. common stock prices.

FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Sales charge (load) imposed on purchases                                                     None
     Deferred sales charge (load)                                                                 None
     Sales charge (load) imposed on reinvested dividends and other distributions                  None
     Redemption fee                                                                               None
     Exchange fee                                                                                 None

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     Management fees                                                                              0.60%
     Distribution (12b-1) fees                                                                    None
     Other expenses (transfer agent, custodian, accounting, legal, audit, etc.)                   0.32%
     Total Annual Fund Operating Expenses                                                         0.92%

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that :

- You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
-  Your investment has a 5% return each year.
-  All dividends and capital gain distributions are reinvested.
-  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 YEAR              3 YEAR            5 YEAR           10 YEAR
     ---------------------------------------------------------------
      $  94               $  295            $  511          $  1,135

You would pay the following expenses if you did not redeem your shares:

      1 YEAR              3 YEAR            5 YEAR           10 YEAR
     ---------------------------------------------------------------
      $  94               $  295            $  511          $  1,135

Although these examples are based on actual expenses in the most recent year, they should not be considered a representation of past or future expenses because actual expenses in future years may be greater or less than those shown. Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for the Fund may be more or less than 5%. These examples are for comparison only.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

This section takes a closer look at the investment objective and principal investment strategies of the Fund and certain risks of investing in the Fund.

INVESTMENT OBJECTIVE

The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

The Fund seeks to achieve its objective by investing in a list of holdings that is diversified by both security type and by industry. While it is expected that at least 25% of the Fund's assets will be invested in non-convertible fixed income securities, the portfolio emphasis will be on common stock and other securities convertible into common stock.

Our strategy is to purchase quality growth stocks at reasonable valuation levels. The intention is to hold these issues for relatively long periods of time to allow the power of compounding to build wealth for our shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation.

Assets in the Fund are expected to be reasonably fully invested at all times. Cash equivalent investments (money market funds and other short-term investments) may be held from time to time to provide liquidity to meet redemptions, act as a reserve for future purchases and to better enable the Fund to achieve its objective.

Portfolio turnover is expected to be relatively low when compared to other balanced mutual funds. The Fund's portfolio turnover rates for the periods ending December 31, 2004, 2003 and 2002 were 8.91%, 7.02% and 10.92%, respectively. During periods of changing economic, market and political conditions, there may be more portfolio changes than in more stable periods. A higher turnover rate could result in the realization of higher capital gains and losses. Although the Fund will invest primarily in higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service), lower rated fixed income securities may be purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks.

A detailed description of the Fund's investment limitations is contained in the Statement of Additional Information. Such limitations are fundamental policies, which means that they cannot be changed without the approval of a majority of the Fund's shareholders, as defined in the Statement of Additional Information. It is expected that the Fund will not invest in oil, gas or other mineral leases and real estate limited partnership interests.

RISKS

All investments have risks. Although the Fund cannot eliminate all risks, it seeks to moderate risk by investing in a diversified portfolio. Long-term investors, for whom the Fund is designed, should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective. Loss of money is a risk of investing in the Fund.

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings (continued)

MARKET CONDITIONS

The Fund is subject to the general risk of adverse market conditions for equity and fixed income securities. The market prices of equity securities are generally subject to greater risk than prices of fixed income securities, such as bonds and other debt obligations. Although equity securities have historically demonstrated long-term increases in value, their prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

CREDIT RISK

The Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. Investors in the Fund bear the risk that payment defaults could cause the value of the Fund's investment portfolio to decline.

INTEREST RATE RISK

The Fund invests in fixed-rate debt securities and is subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. When interest rates rise, the value of a fixed-rate debt security generally decreases. When interest rates decline, the value of a fixed-rate debt security generally increases. The final maturity of debt securities will also affect interest rate risk and the price volatility of the portfolio. Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Consequently, investors in the Fund bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline.

CALL RISK

The Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

MORTGAGE RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-backed securities are securities representing interests in pools of mortgage loans secured by residential or commercial real estate. Payments of interest and principal on the mortgage-backed securities are generally made monthly by passing through the monthly payments made by the individual borrowers on the mortgage loans in the pool (net of any interest rate spread and fees paid to the issuer or guarantor of the securities). The Fund bears a risk of early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing or foreclosure). Additionally, if the Fund has purchased the security at a premium, in the event of

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS (continued)

prepayment the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage originators.

FUND MANAGEMENT

The Fund's performance depends on the active management by the investment adviser, Mairs and Power, Inc., in selecting and maintaining a portfolio of securities which will achieve the Fund's investment objective. The Fund could underperform compared to other Funds having similar investment objectives.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI) dated April 29, 2005. The SAI is available without charge by (i) writing or calling our Customer Service Department at 1-800-304-7404; or (ii) accessing the Fund's website at www.mairsandpower.com and clicking on "Statement of Additional Information" on the 'Fund Reports' page.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

2004 IN REVIEW

The Fund continues to emphasize the ownership of high quality, growth oriented companies located in the upper Midwest and purchased at what are considered to be reasonable valuation levels. Investments are purchased with the intention of holding them over at least a three to five year time horizon.

Thanks to a strong fourth quarter, the Fund turned in a surprisingly good year in terms of both absolute and relative performance. The Fund produced a total investment return of 12.04% compared to lower equity index returns of 5.3% for the DJIA and 10.9% for the S & P 500 Stock Index and a return of only 4.2% for the Lehman Bros. Gov't/Credit Bond Index. The Fund out-performed its benchmark index (made of 60% S & P 500 and 40% Lehman Bros. Gov't/Credit Index), which showed a return of 8.2%. The Fund also did much better than most other comparable funds based on a Lipper balanced fund universe which showed an average return of 7.9%.

Responding to rather stimulative fiscal and monetary policies, the economy continued to perform very well during 2004 showing a 4.4% rate of real Gross Domestic Product (GDP) growth. This represented the best rate of improvement since 1999. While consumer spending showed steady growth, business spending was clearly a driving force reflecting a past level of under-spending and the continuing need to reduce costs in order to remain competitive. Corporate profits on an operating basis are believed to have risen by more than 20% to near record levels as a percentage of GDP.

One of the major surprises of 2004 was the stability shown by longer term interest rates in the face of a strong economy and a somewhat less accommodative Fed policy resulting in rising short-term rates. The absence of upward pressure at the longer end of the curve is thought to have been a direct result of strong foreign demand for dollar denominated debt, resulting from the increasing trade deficit along with the fact that the "core" rate of inflation has remained relatively stable at an annual rate of less than 2%.

Over the course of the year, the Fund continued to hold more than half of its assets in common stocks (63.4% at year end) with the balance invested in a combination of bonds (corporate and Federal agency obligations), convertible bonds and preferred stock (convertible and non-convertible). The Fund remained pretty fully invested throughout the year with cash reserves of only 4.7% at year end.

                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000
            INVESTMENT IN THE FUND, S & P 500 INDEX, COMPOSITE INDEX
                         AND CONSUMER PRICE INDEX (CPI)

[CHART]

BALANCED FUND

                                    1994        1995        1996        1997        1998        1999
Mairs and Power Balanced Fund     $  10.00    $  13.00    $  15.34    $  19.63    $  22.41    $  23.45
S & P 500                         $  10.00    $  13.75    $  16.91    $  22.56    $  29.04    $  35.15
Composite *                       $  10.00    $  13.02    $  14.92    $  18.49    $  22.38    $  25.01
CPI                               $  10.00    $  10.25    $  10.59    $  10.77    $  10.94    $  11.24

                                    2000        2001        2002        2003        2004
Mairs and Power Balanced Fund     $  27.33    $  26.98    $  25.25    $  30.71    $  34.40
S & P 500                         $  31.94    $  28.14    $  21.92    $  28.22    $  31.29
Composite *                       $  24.83    $  23.90    $  21.79    $  25.95    $  28.08
CPI                               $  11.62    $  11.80    $  12.09    $  12.32    $  12.72


*  Composite Index - 60% S & P 500 and 40% Lehman Bros Government/Credit

 AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES (FOR PERIODS ENDED DECEMBER 31, 2004)

                                           1 YEAR     5 YEARS     10 YEARS
---------------------------------------------------------------------------
Mairs and Power Balanced Fund             +12.04%     +7.97%      +13.15%
---------------------------------------------------------------------------

PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. PLEASE NOTE THAT THE ABOVE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund employs Mairs and Power, Inc. as its investment adviser to manage the Fund's investment portfolio. Mairs and Power, Inc. is compensated each month by the Fund. The management fee is computed at an annual rate of 0.60% based upon the Fund's average daily net assets.

Mairs and Power, Inc. has managed mutual funds since 1958 and has provided investment counsel services since 1931. Mairs and Power, Inc. is located at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363.

PORTFOLIO MANAGER

William B. Frels, President and Treasurer of Mairs and Power, Inc. is primarily responsible for the day-to-day management of the Fund's portfolio. He is also the manager of the Mairs and Power Growth Fund and has been an officer and director of Mairs and Power, Inc. since 1992.

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund is available in the Fund's SAI dated April 29, 2005.

CUSTODY SERVICES

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 acts as custodian for the Fund. U.S. Bank controls all securities and cash for the Fund, receives and pays cash for securities purchased, delivers against payments for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services. U.S. Bank is not affiliated with the Fund or investment adviser.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, a wholly owned subsidiary of U.S. Bancorp, serves as the Fund's transfer agent and dividend disbursing agent.

ADMINISTRATION SERVICES

Mairs and Power, Inc. provides certain administrative services for the Fund. These services include general administrative services, assistance with regulatory compliance, and coordination of accounting and tax reporting. As compensation for these services, the Fund pays Mairs and Power, Inc. monthly fees computed at an annual rate of 0.01%, based upon the Fund's average daily net assets.

TYPES OF ACCOUNTS

The Fund offers several different types of accounts.

FORM TO USE:                  TO ESTABLISH THE FOLLOWING TYPES OF ACCOUNTS:
----------------------------  ----------------------------------------------------------------
Purchase Application Form     -    Accounts for one or more people (single or joint accounts).
                              -    Accounts for minor children (UGMA/UTMA - Uniform
                                   Gifts/Transfers to Minors Act). Age of majority and other
                                   requirements are set by state law.
                              -    Trust Accounts. These accounts require pages of the trust
                                   document which name the individuals authorized to act.
                              -    Retirement Accounts where U.S. Bank, N.A. is not the
                                   custodian or trustee.
                              -    Accounts opened for an organization such as a corporation, partnership or other entity. These accounts require a
                                   corporate resolution or other document to name the
                                   individuals authorized to act.

IRA Application Form          -    Traditional IRA.
                              -    Roth IRA.
                              -    SEP-IRA (Simplified Employee Pension Plan Account).
                              -    SIMPLE IRA (Savings Incentive Match Plan for Employees
                                   Account).

CESA Application Form         -    CESA (Coverdell Education Savings Account - formerly known as "Education IRA")

U.S. Bank, N.A. is the custodian and trustee for the above retirement and CESA accounts. There is a $15.00 annual custodial fee per account (up to a maximum of two accounts) for these types of retirement accounts. This fee will be automatically charged to your account(s) if not received by the announced due date, usually the last week of September. For further information on retirement and CESA accounts, please ask for the Individual Retirement Account Disclosure Statement & Custodial Account Agreement. You may also call Customer Service at 1-800-304-7404 to ask questions about investing for retirement.

DETERMINING NET ASSET VALUE PER SHARE

The Fund's share price, also called its net asset value or NAV, is calculated once daily, after the close of trading on the New York Stock Exchange (the "Exchange"), generally 3:00 p.m., Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

Net Asset Value =   Total Assets - Liabilities
                   ----------------------------
                   Number of Shares Outstanding

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost.

Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund's Board of Directors. Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions.

PURCHASING SHARES

THE MAIRS AND POWER BALANCED FUND IS NOT REGISTERED IN ALL 50 STATES. BEFORE YOU BEGIN TO INVEST IN THE MAIRS AND POWER GROWTH FUND, PLEASE MAKE SURE THAT YOU LIVE IN ONE OF THE STATES WHERE THE FUND IS REGISTERED TO SELL SHARES. YOU CAN CALL OUR CUSTOMER SERVICE DEPARTMENT AT 1-800-304-7404 AND INQUIRE ABOUT YOUR STATE OR VISIT OUR WEBSITE AT WWW.MAIRSANDPOWER.COM.

THE FUND DOES NOT OFFER ITS SHARES FOR SALE OUTSIDE OF THE UNITED STATES, NOR IS THE FUND AVAILABLE TO FOREIGN INVESTORS.

You may purchase shares of the Fund directly through the Fund's transfer agent, U.S. Bancorp Fund Services, LLC. The price you pay per share will be the NAV computed after the close of trading on the Exchange, generally 3:00 p.m. Central Time. (SEE "DETERMINING NET ASSET VALUE PER SHARE" ON PAGE 12.) Your purchase will have no sales charge or marketing fees included in the price of the Fund shares. Purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the Exchange is open for trading will be valued as of the close of trading on the next day the Exchange is open.

The Fund cannot accept purchase applications:
- that request a particular day or price for your transaction or any other special conditions;
- that omit your social security number or tax identification number, or that do not include a certified social security or tax identification number;
- that omit additional information required by the USA PATRIOT Act (see page 14 for details).

An initial purchase must be for at least $2,500 ($1,000 for an IRA account) and each subsequent purchase must be for at least $100, although the Fund reserves the right to waive or change these minimums at its discretion. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds.

You can add to an existing account by

- mailing in your check with the "Invest by Mail" form detached from your confirmation statement, or
- calling our Customer Service Department at 1-800-304-7404. You can set up this telephone option by mailing in a voided check and a letter of instruction with your signature guaranteed by an eligible signature guarantor (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 17).

You may not use telephone transactions for initial purchases of the Fund's shares.

Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "Mairs and Power Balanced Fund". Cashier's checks in amounts of less than $10,000 will not be accepted. The Fund will not accept payment in cash or cash equivalent instruments, such as money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveller's checks, starter checks, bank checks, or checks drawn against a line of credit as investments for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled and a fee of $25 will be charged against your account by the transfer agent. If any loss is sustained by the Fund, this loss will also be charged against your account.

The Fund reserves the right to reject applications for the following reasons:
-  Applications received without payment.
-  Applications that would be considered disadvantageous to shareholders.
-  Individuals who previously tried to purchase shares with a bad check.
- Applications that omit information required to verify a shareholder's identity under the USA PATRIOT Act.

The Fund and its agents reserve the right to cancel or rescind any purchase within one business if they believe:
- An investor has engaged in market timing, excessive trading or fraud. (See "Frequent Purchases and Redemptions of Fund Shares" on page 18.)

- Notice has been received of a dispute between the registered or beneficial account owners.
-  There is reason to believe that the transaction is fraudulent.
-  Instructions are received and are believed not to be genuine.

Stock certificates will not ordinarily be issued to you unless you make a request for a certificate in writing. The Fund will invest the entire dollar amount of your purchase order in full and fractional shares. Income dividends and capital gain distributions will be reinvested for you in additional full and fractional shares unless you request that income dividends and/or capital gain distributions are to be paid in cash.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such other services, or receipt at the transfer agent's post office box, of purchase applications does not constitute receipt by the transfer agent or the Fund.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Purchase Application Form, you will be required to supply the Fund with information that will assist the Fund in verifying your identity. This includes providing your full name, date of birth, permanent street address (that is not a P. O. Box address), and your Social Security Number (or Taxpayer Identification Number). Until such verification is made, the account will not be opened. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy notice on page 24.

                               WIRING INSTRUCTIONS

You should use the following instructions when wiring funds for the purchase of Fund shares.

IMPORTANT:

To open an account by wire, a completed account application is required before your wire can be accepted. You can mail or overnight deliver your account application to the transfer agent.

Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.

Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied.

Prior to wiring any funds, you must notify U.S. Bancorp Fund Services, LLC at 1-800-304-7404 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

WIRE TO:
U.S. Bank, N.A.
ABA Number 075000022

CREDIT TO:
U.S. Bancorp Fund Services, LLC
Account 112-952-137

FURTHER CREDIT:
Mairs and Power Balanced Fund, Inc.
[Shareholder Account Number]
[Shareholder Name/Registration]

      REGULAR MAIL ADDRESS
      U.S. Bancorp Fund Services, LLC
      615 East Michigan Street
      P.O. Box 701
      Milwaukee, WI 53201-0701

      EXPRESS (OR OVERNIGHT), CERTIFIED OR
      REGISTERED MAIL ADDRESS
      U.S. Bancorp Fund Services, LLC
      3rd Floor
      615 East Michigan Street
      Milwaukee, WI 53202

REDEEMING SHARES

You may redeem for cash all or a portion of your shares in the Fund by instructing U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, at its office in Milwaukee, Wisconsin.

IMPORTANT NOTE: YOUR INSTRUCTION FOR REDEMPTION MUST BE IN WRITING. THE FUND DOES NOT OFFER REDEMPTIONS VIA THE TELEPHONE OR FAX.

Your shares will be redeemed at the NAV computed after the receipt of an acceptable redemption request by the Fund. The price you receive for your redemption of shares will be the NAV computed after the close of trading on the Exchange on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the Exchange is open. Your redemption request must be in "good order" before your proceeds can be released. This means the following will be required:

- A letter of instruction or a stock assignment signed by all owners of the shares EXACTLY as their names appear in the Fund's shareholder records. You must specify the account number, the number of shares or dollar amount to be redeemed. If certificates have been issued representing shares to be redeemed, they must accompany the letter, which must be signature guaranteed. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 17.)

- A guarantee of the signature of each owner for redemption requests greater than $25,000. Redemption requests less than $25,000 do not require a signature guarantee. However, in order to comply with the signature guarantee limitation level, the Fund will not accept multiple redemption requests for less than $25,000 on the same day. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 17.)

- In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents are required.

- A guarantee of the signature of each owner if the address of record has been changed within the 15 days preceding any redemption. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 17.)

- If your redemption request is from an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. If you fail to indicate an election not to have tax withheld, you will be subject to withholding.

- If your redemption request includes exchanging shares, see "EXCHANGING SHARES" on page 19.

If the proceeds of any redemption are requested to be made payable to or sent to an address other than the address of record, the signature(s) on the request must be guaranteed by an eligible signature guarantor. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 17.)

If any portion of the shares you are redeeming represent an investment made by check, we may delay the payment of the redemption proceeds until our transfer agent is reasonably satisfied that your check has been collected. This may take up to 12 days from the purchase date.

We will mail your payment to you for the shares you are redeeming typically within one or two business days. The payment will be mailed no later than the seventh business day after the redemption request is received by the transfer agent or within such shorter period as may legally be required. The redemption request must be in good order as stated above. If you wish not to receive your proceeds by mail, the following methods for redemption are also available:

- Proceeds may be received by wire transfer. A $15 wire fee will be applied. If you choose this method, your written request must be signature guaranteed. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" BELOW.)

- Redemption proceeds may also be sent to your bank via electronic transfer through the Automated Clearing House ("ACH") network provided that your bank is a member. You can elect this option by writing to the Fund. You must attach a voided check or deposit slip to your written request and you must have your signature guaranteed. If money is moved by ACH transfer, you will not be charged by the Fund's transfer agent for the service. There is a $100 minimum per ACH transfer.

No interest will accrue on amounts represented by uncashed redemption checks.

THE FUND RESERVES THE RIGHT TO CLOSE ANY NON-IRA ACCOUNT IN WHICH THE BALANCE FALLS BELOW THE MINIMUM INITIAL INVESTMENT.

The right of redemption may be suspended or the date of payment may be postponed as follows:

- During weekend or holiday closings, or when trading is restricted as determined by the Securities and Exchange Commission ("SEC").

- During any period when an emergency exists as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to fairly determine the value of its net assets.

-  For such a period as the SEC may permit.

If the post office cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the current NAV.

                        SIGNATURE GUARANTEE INSTRUCTIONS

WHERE TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee must be obtained from an eligible signature guarantor such as a U.S. commercial bank, trust company or a broker who is a member of the New York Stock Exchange. The entity providing the signature guarantee must participate in a "Medallion" signature guarantee program.

WHEN A SIGNATURE GUARANTEE IS NEEDED
You may need to have your signature guaranteed in certain situations such as:

-  Redeeming an amount greater than $25,000.

- Redeeming shares in your account after changing your address of record in the last 15 days.

- Sending to or making redemption proceeds payable to any person, address or bank account other than that on record.

-  Requesting to wire redemption proceeds.

- Transferring shares from your account to another person or legal entity, or changing the name(s) on your account.

- For joint accounts requiring signature guarantee, each account owner's signature must be separately guaranteed.

THE FUND CANNOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC OR ORGANIZATIONS THAT DO NOT PROVIDE REIMBURSEMENT IN THE CASE OF FRAUD.

In the event of a redemption of shares or an exchange of shares for shares of the Mairs and Power Growth Fund, the transaction will be treated as a sale of the Fund's shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return.

Once your redemption order is received and accepted by the Fund, you may not revoke or cancel it. The Fund cannot accept redemptions that request a particular day or price for your transaction or any other special conditions. The redemption value may be worth more or less than the price originally paid for the shares and you may realize a gain or loss on redemption.

If you have additional questions regarding the redemption procedure, you should contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, at 1-800-304-7404.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

It is the policy of the Fund to discourage short term trading. The Fund is intended for long-term investment purposes only and not for market timing or excessive trading. Market timing may be disadvantageous to the long term performance of the Fund by disrupting portfolio management and increasing fund expenses.

The Fund may reject any purchase orders by any investor that may be attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Purchase orders that are believed to be placed by market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. Notice will be given to the shareholder within five business days of the purchase order to freeze the account and temporarily suspend services.

Trading activity in the Fund's shares is monitored by the Fund's transfer agent and the investment adviser on a daily basis. However, this monitoring cannot detect all short term trading. For example, short term trading in omnibus accounts and retirement plans might not be detected.

The Fund will not make any exceptions to its short term trading policy, nor will the Fund grant to any third-party permission to engage in short term trading within the Fund.

The Fund's Short Term Trading policy has been approved by the Fund's Board of Directors.

EXCHANGING SHARES

You may exchange shares between the Fund and the Mairs and Power Growth Fund. An exchange is treated as a redemption and a purchase, and therefore, you may realize a taxable gain or loss. You should obtain and read the current prospectus for the Mairs and Power Growth Fund before the exchange is made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met.

After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days' advance notice to shareholders.

Your exchange request must be in writing and signed by all registered account holders. You may download an Exchange Request form from the Mairs and Power Funds' website.

TRANSFERRING REGISTRATION

If you request a change in your account registration -- such as changing the name(s) on your account or transferring your shares to another person or legal entity -- you must submit your request in writing. A signature guarantee is required. (SEE "SIGNATURE GUARANTEE INSTRUCTIONS" ON PAGE 17). Please call our Customer Service Department at 1-800-304-7404 for full instructions.

INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Purchase Application Form. The advantage of reinvesting distributions is that you receive dividends and capital gains on an increasing number of shares. This is known as compounding. A capital gain or loss is the difference between the purchase and sale price of a security.

If you are investing in an account that is not tax deferred, it may be advantageous to buy shares after the Fund makes its capital gain distribution. If you buy shares before the capital gain distribution, it can cost you money in taxes. To avoid this situation, check with the Fund for its capital gain distribution date.

The Fund distributes all of its net investment income to its shareholders in the form of quarterly dividends. The dividend payments are normally made in March, June, September and December. If a capital gain is realized, the Fund will distribute it near year-end in the year in which such gains are realized.

Dividends and capital gains which are not reinvested by you are paid to you by check or transmitted to your bank account via the ACH network. If you elect to have dividends or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. If the post office cannot deliver your check, or if your check remains uncashed for six months, your distribution option will be changed to reinvestment. Your distribution check will be reinvested into your account at the Fund's current NAV. All subsequent distributions will be reinvested in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

TAXES

The Fund intends to comply, as it did in 2004, with the special provisions of Subchapter M of the Internal Revenue Code that relieve it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

The Fund's distribution of dividends and capital gains, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal and state income taxes. Distributions to individual retirement accounts and qualified retirement plans are generally tax-free.

Distributions of income and net short-term capital gain are generally taxed as ordinary income. Other capital gains are generally taxed as long-term capital gains. The tax treatment of your capital gain distributions depends on how long the Fund held the securities in its portfolio, not how long you have held your shares of the Fund or whether you reinvested your distributions.

If the Fund is notified by the IRS that you are subject to back-up withholding, the Fund will be required to withhold federal taxes at the current federal income tax rate on all taxable distributions payable to you.

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the IRS. Distributions may also be subject to state and local taxes. A portion of the Fund's ordinary dividends should be eligible for the dividends received deduction by corporations.

The Fund's dividends and distributions are paid on a per share basis. When the dividend and capital gain payments are made, the value of each share will be reduced by the amount of the payment. If you purchase shares shortly before the payment of a dividend or a capital gain distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain.

The above statements are a general summary of current federal income tax law regarding the Fund. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

OTHER SHAREHOLDER SERVICES

The following reports will be sent to you as a shareholder:

Account             -  Sent to you each time you buy or sell Fund shares. Statement will confirm the
Confirmation           trade date and amount of your transaction.
Statements          -  Quarterly and annual confirmation statements will also be sent to you detailing the income dividend and capital gain distributions made by the
                       Fund. In addition, the market value of your account at the close of the period will also appear on this statement.

Fund Financial      -  Quarterly and Annual Reports will be mailed to you at the end of February,
Reports                May, August and November. Included in these reports is the performance of the
                       Fund, a report from the Fund adviser, as well as a listing of the Fund's holdings and other financial statements.
                    -  Note: To reduce Fund expenses, the Fund attempts to send only one copy of a financial report to each shareholder with multiple accounts in the Fund.

Tax Statements      -  Generally mailed to you in January.
                    -  Will report to you
                       -  the previous year's total dividend and capital gain distributions
                          (1099-DIV),
                       -  proceeds from the sale of shares (1099-B), if any, and
                       -  distributions from IRAs or other retirement accounts (1099-R).

Average Cost        -  Mailed to you by February 15, 2006 if:
Statements             -  you redeemed shares from a NON IRA account in 2005,
                       -  you received a 1099-B, and
                       -  you opened your account after January 1, 1999.
                    -  The statement will show all redemptions reportable for the current tax year and the average cost per share. The purpose of this statement is to provide you with information for the preparation of your tax return. This information is not reported to the IRS and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS.
                    -  There are certain situations, such as a change of registration or transfer of shares, that may prevent you from receiving a cost basis statement. If you have any questions about your tax cost basis, please contact our Customer
                       Service Department at 1-800-304-7404.

The following services are available to you as a shareholder:

Reinvestment Plan         -  Dividend and capital gain distributions may be reinvested as additional shares of the Fund.

Automated Telephone       -  Fund and shareholder account information is available 24 hours per day,
Services                     seven days a week.
                          -  You may obtain share prices and price changes for the Fund, your account balance and last two transactions, dividend distribution information and duplicate account statement.
                          -  To use this service, you must first establish a Personal Identification
                             Number (PIN) of your own choosing via the automated telephone service before accessing your account information.

Fund Website:             -  The following information is available on the web site:
www.mairsandpower.com        -   An overview of Mairs and Power, Inc.
                             -   Investment style of Mairs and Power Funds
                             -   Fund managers and directors
                             -   Daily Fund prices
                             -   Fund information
                             -   Fund facts
                             -   Distribution and tax information
                             -   Proxy Voting Record
                             -   Fund prospectus and reports
                             -   Fund forms and applications
                             -   Contact information

Automatic Investment Plan    -  You may make regular monthly or quarterly investments of $100 or
(AIP)                           more through automatic deductions from your bank account.
                             -  In order to participate in the plan, your bank must be a member of the
                                Automated Clearing House ("ACH") network.
                             -  If your automated withdrawal cannot be completed or is rejected, a $25 fee will be charged to your account.
                             -  This option is available for taxable as well as non-taxable (IRA)
                                accounts. To be eligible for using the AIP for an IRA account, you must have earned income. Purchases made in this manner will be applied as current year purchases. To avoid excess contributions into an IRA, please call the Fund at least five days in advance to stop the AIP.
                             -  You may change or terminate this privilege at any time by notifying the transfer agent in writing at least five days prior to effective date, or by calling our Customer Service Department at 1-800-304-7404.
                             -  To request an Automatic Investment Plan form, please write or call the
                                Fund at 1-800-304-7404, or download an AIP form from the Mairs and Power
                                Funds' website.

Systematic Withdrawal Plan   -  If you own $10,000 or more of our Fund's shares, you may arrange to have
(SWP)                           monthly or quarterly withdrawals of cash by sending a systematic withdrawal request to the Fund. Shares are redeemed from your account to meet the designated payments.
                             -  You may change or terminate this privilege at any time by notifying the transfer agent in writing at least five days in advance of the next withdrawal, or by calling our Customer Service Department at 1-800-304-7404.
                             -  To request a Systematic Withdrawal Plan form, please write or call the Fund at 1-800-304-7404, or download a SWP form from the Mairs and Power Funds'
                                website.

CONDENSED FINANCIAL INFORMATION

The following table shows certain important financial information which may help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share outstanding throughout the period. The total investment returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements and the report of the independent registered public accounting firm may be found in the Fund's most recent annual report, which you may obtain, without charge, by writing to or calling the Fund at the number listed on the front of this Prospectus.

                              FINANCIAL HIGHLIGHTS

             (SELECTED PER SHARE DATA AND RATIOS - FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      YEAR ENDED DECEMBER 31
                                                       2004         2003           2002          2001         2000
                                                   -----------  -----------     ----------    ----------   ----------
PER SHARE
Net asset value, beginning of year                 $    53.20   $     45.09     $    49.71    $    51.86   $    50.13

Investment operations:
  Net investment income                                  1.53          1.41           1.46          1.45         1.37(a)
  Net realized and unrealized
    gains (losses) on investments                        4.80          8.21          (4.63)        (2.15)        6.86(a)
                                                   ----------   -----------     ----------    ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                         6.33          9.62          (3.17)        (0.70)        8.23

Less distributions:
  Dividends (from net investment income)                (1.52)        (1.43)         (1.45)        (1.45)       (1.58)
  Distributions (from capital gains)                    (0.35)        (0.08)            --            --        (4.92)
  Return of Capital                                        --         (0.00)(b)         --            --           --
                                                   ----------   -----------     ----------    ----------   ----------
TOTAL DISTRIBUTIONS                                     (1.87)        (1.51)         (1.45)        (1.45)       (6.50)
                                                   ----------   -----------     -----------   ----------   -----------
NET ASSET VALUE, END OF YEAR                       $    57.66   $     53.20     $    45.09    $    49.71   $    51.86
                                                   ==========   ============    ==========    ==========   ===========
TOTAL INVESTMENT RETURN                                 12.04%        21.62%         (6.42%)       (1.27%)      16.55%
                                                   ==========   ============    ==========    ==========   ===========
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's omitted)          $   90,669   $    63,878     $   43,261    $   42,037   $   41,370
  Ratio of expenses to average net assets                0.92%         0.94%          0.99%         0.95%        0.93%
  Ratio of net investment income
    to average net assets                                2.86%         3.01%          3.11%         2.89%        2.81%(a)
  Portfolio turnover rate                                8.91%         7.02%         10.92%        16.49%       12.47%

(a) Effective January 1, 2000, the Fund began amortizing premiums and accreting discounts on debt securities. The effect of this change for the year ended December 31, 2000 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 2.77% to 2.81%. Per share, ratios and supplemental data for periods prior to January 1, 2000 have not been restated to reflect this change in presentation.
(b) Return of Capital in 2003 is $0.004 per share and is considered a negligible amount.

PRIVACY POLICY

Mairs and Power Funds, in having created a relationship with its shareholders, has established a policy which sets forth the commitment of the Funds to maintain a shareholder's private information in a confidential manner, securing personal and financial data.

In the normal process of doing business with its shareholders, Mairs and Power Funds collects nonpublic personal information about its shareholders. This information is collected from the application or other forms, correspondence or conversations, including but not limited to, account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our shareholders, past or present, to nonaffiliated third parties, such as consultants or accountants, except as authorized by shareholders or required by law. Third parties that perform administrative services on the Funds' behalf, such as our transfer agent and custodian, will receive nonpublic personal information about our shareholders. These entities will use this information only to provide required services for shareholders and are not permitted to share or use this information for any other purpose. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our nonpublic personal information. We would not under any circumstances disclose any information, public or nonpublic, about our present or former shareholders to any third parties for the purpose of marketing.

In the event that shareholders hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how nonpublic personal information would be shared with nonaffiliated third parties.

                             OFFICERS AND DIRECTORS

       William B. Frels                        President and Director
       Peter G. Robb                                   Vice-President
       Jon A. Theobald                                      Secretary
       Lisa J. Hartzell                                     Treasurer
       Norbert J. Conzemius                                  Director
       Charlton Dietz                                        Director
       Charles M. Osborne                                    Director
       Edward C. Stringer                                    Director

                               INVESTMENT ADVISER
                              Mairs and Power, Inc.
                       W1520 First National Bank Building
                              332 Minnesota Street
                            Saint Paul, MN 55101-1363

                 CUSTODIAN                       INDEPENDENT REGISTERED
              U.S. Bank, N.A.                    PUBLIC ACCOUNTING FIRM
             425 Walnut Street                     Ernst & Young LLP
            Cincinnati, OH 45202                      Suite 1400
                                                 220 South Sixth Street
                                                 Minneapolis, MN 55402

                                 TRANSFER AGENT

       REGULAR MAIL ADDRESS                    EXPRESS (OR OVERNIGHT), CERTIFIED
                                               OR REGISTERED MAIL ADDRESS
       U.S. Bancorp Fund Services, LLC         U.S. Bancorp Fund Services, LLC
       615 East Michigan Street                3rd Floor
       P. O. Box 701                           615 East Michigan Street
       Milwaukee, WI  53201-0701               Milwaukee, WI  53202

                  SHAREHOLDER ACCOUNT INFORMATION AND INQUIRIES
                                 1-800-304-7404

                       MAIRS AND POWER BALANCED FUND, INC.

FOR MORE INFORMATION
More information about the Fund is available from the following sources:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more details about the Fund and its investment policies and restrictions. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

ANNUAL, SEMI-ANNUAL AND QUARTERLY REPORTS
Additional information about the Fund's investments is available in the Fund's annual, semi-annual and quarterly reports to shareholders. In the Fund's annual, semi-annual and quarterly reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period.

      The Fund's annual, semi-annual and quarterly reports and the SAI are available free of charge on the Fund's website at www.mairsandpower.com.

      You can also get free copies of annual, semi-annual and quarterly reports and the SAI by contacting the Fund at:

                 MAIRS AND POWER BALANCED FUND, INC.
                 c/o U.S. Bancorp Fund Services LLC
                 P.O. Box 701
                 Milwaukee, WI 53201-0701

                 Telephone:  1-800-304-7404

      Reports will be sent first class mail within three business days of receipt of request.

      You may also request other information about the Fund or make shareholder inquiries by calling 1-800-304-7404.

Additional information:
- Documents filed by the Fund with the SEC are available on the SEC's Internet EDGAR Database site at http://www.sec.gov, where they are listed under "Mairs and Power Balanced Fund, Inc."
- Information about the Fund, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can also obtain copies by mailing your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102, or by paying a duplicating fee and sending a request by email to: publicinfo@sec.gov. Information about the operation of the Public Reference Room is available by calling the SEC at 1-202-942-8090.

The Fund's Investment Company Act file number is 811-1048

                       MAIRS AND POWER BALANCED FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 29, 2005

         Mairs and Power Balanced Fund, Inc. (the "Fund") is a no-load mutual fund. The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

         This Statement of Additional Information is not a prospectus, but contains information in addition to what is contained in the Fund's Prospectus. It should be read in conjunction with the Prospectus, dated April 29, 2005, which has been filed with the Securities and Exchange Commission. The Fund's Prospectus and most recent annual financial statement may be obtained, without charge, by writing the Fund or calling our Customer Service Department at 1-800-304-7404 or by visiting our website at www.mairsandpower.com. Certain portions of the Propectus have been incorporated by reference into this Statement of Additional Information, as noted herein. The address of the Fund is Mairs and Power Balanced Fund, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201-0701.

                                TABLE OF CONTENTS

                                                                 PAGE
The Fund                                                            2
Investment Objective and Policies                                   2
Investment Limitations                                              2
Portfolio Turnover                                                  3
Disclosure of Portfolio Holdings                                    4
Management of the Fund                                              5
Certain Transactions                                                7
Compensation                                                        8
Code of Ethics                                                      8
Proxy Voting Policies and Procedures                                8
Control Persons and Principal Holders of Securities                 9
Investment Adviser                                                  9
Fund Administration Servicing Agreement                            10
Transfer Agent, Custodian and Fund Accountant                      10
Independent Registered Public Accounting Firm                      10
Portfolio Manager                                                  11
Brokerage Allocation and Other Practices                           11
Purchasing, Redeeming, and Pricing Fund Shares                     12
Taxation                                                           12
Principal Underwriter                                              12
Calculation of Performance Data                                    12
Financial Statements                                               13

THE FUND

         The Fund is an open-ended, diversified management company which was incorporated in Minnesota in 1961. The Fund has authorized capital stock of 10,000,000 shares, $0.10 par value per share. Each share entitles the shareholder to one vote at all meetings of Fund shareholders. Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned. Fund shares are transferable without restrictions and are redeemable at net asset value. The Fund is not required to hold annual meetings of shareholders until such times as substantial changes are proposed in either the governance or the policies of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

         As discussed in "Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings" in the Fund's Prospectus, the objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified list of securities, including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

         The percentage of the Fund's assets that may be held in each category will vary in accordance with the judgment of the Fund's investment adviser, Mairs and Power, Inc. While equities and securities convertible into equities are expected to remain the dominant holdings in the Fund, it is expected that at least 25% of the Fund's assets will be invested in non-convertible fixed income securities. It is also the objective of the Fund to provide a current income yield of at least 25% greater than that of the Standard & Poor's 500 Stock Index, although there can be no assurance that this objective will be met.

INVESTMENT LIMITATIONS

         The Fund is subject to the following restrictions which may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding shares means the vote, at an annual or a special meeting of the shareholders representing (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

The Fund may not:

         (1) Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

         (2) Purchase securities of other investment companies if as a result more than 5% of the Fund's total assets would then be
                  (a) invested in the securities of that investment company, or
                  (b) more than 10% of the Fund's assets would then be invested in securities of all investment companies;

         (3) Concentrate more than 20% of its investments in a particular industry as defined by Standard & Poor's;

         (4) Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

         (5)      Write, purchase or sell puts, calls, or combinations thereof;


         (6) Make loans (although it may acquire portions of an issuer's publicly distributed securities);

         (7)      Purchase securities on margin or sell short;

         (8) Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

         (9) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

         (10) Participate on a joint or a joint and several basis in any trading account in securities;

         (11) Invest in companies for the purpose of exercising control of management;

         (12)     Act as an underwriter of securities of other issuers;

         (13) Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (14) Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

         (15) Purchase or sell "restricted securities" in such a way as to become an "underwriter" within the meaning of that term as used in the Securities Act of 1933.

PORTFOLIO TURNOVER

         The following table sets forth the annual portfolio turnover rates for the Fund for the periods indicated.

                                                   YEAR ENDED DECEMBER 31
                                                   2004              2003
                                                   ----              ----
                Common Stocks                      1.20%             1.77%

                All Other Securities               7.71%             5.25%

         The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when in the opinion of the investment adviser, Mairs and Power, Inc., investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year.

DISCLOSURE OF PORTFOLIO HOLDINGS

         Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report on Form N-CSR to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. To view Fund portfolio holdings on the Fund's website, visit www.mairsandpower.com. You may also obtain a copy of the Fund's latest quarterly report without charge by calling Customer Service at 1-800-304-7404.

         From time to time the Fund's service providers, independent rating and ranking organizations, institutional investors and others may request information about the Fund's portfolio holdings. The Board of Directors has approved policies and procedures relating to disclosure of the Fund's portfolio holdings. The Fund's policy is to disclose portfolio holdings to third parties only where the Fund believes that it has a legitimate business purpose for disclosing the information and the recipient is subject to a duty of confidentiality including a duty not to trade on the basis of any non-public information. No compensation is received by the Fund in connection with the disclosure of portfolio holdings information.

         The Fund may provide, at any time, portfolio holdings information to service providers, such as the Fund's investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, and proxy voting services, as well as to state and federal regulators and government agencies, and as otherwise required by law or judicial process. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract.

         The Fund may also provide information regarding portfolio holdings to shareholders, firms and institutions before public disclosure is required or authorized above, provided that: (a) the recipient does not distribute the portfolio holdings information or results of any analysis of such information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund's shares before the information becomes public; and (b) the recipient signs a written confidentiality agreement. The Fund's Board of Directors may, on a case-by-case basis, impose additional restrictions on the dissemination of the Fund's portfolio information beyond those described herein.

         The Chief Compliance Officer will exercise oversight of disclosures of the Fund's portfolio holdings and ensure that all portfolio holdings disclosures are in the best interests of the Fund's shareholders. Every violation of the portfolio holdings disclosure policy must be reported to the Fund's Chief Compliance Officer. The portfolio holdings disclosure policy may not be waived, and exceptions may not be made, without the consent of the Fund's Board of Directors.

MANAGEMENT OF THE FUND

         The officers and directors of the Fund and their principal occupations for the last five years are set forth below.


                                                                                                    NUMBER OF
                                                                                                    PORTFOLIOS
                           POSITION(S)                                                              IN FUND       OTHER
                           HELD  WITH THE                                                           COMPLEX       DIRECTORSHIPS
                           FUND AND LENGTH                                                          OVERSEEN BY   HELD BY
NAME (AGE) AND ADDRESS(1)  OF TIME SERVED(2)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     DIRECTOR      TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                        INTERESTED PRINCIPAL OFFICER AND DIRECTOR

William B. Frels (65)      President and      -  President of the Investment Adviser (2002 to            2          None
                           Director since        present).
                           1992               -  Treasurer of the Investment Adviser (1996 to
                                                 present).
                                              -  Vice President of the Investment Adviser (1994
                                                 to 2002).

                                    INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (56)         Vice President     -  Vice President and Secretary of the Investment         N/A         None
                           since 1994            Adviser.

Jon A. Theobald (59)       Secretary since    -  Executive Vice President and Chief                     N/A         None
                           2003                  Administrative Officer of the Investment Adviser
                                                 (2002 to present).
                                              -  Senior Vice President, U.S. Trust Company
                                                 (2001 to 2002).
                                              -  Executive Vice President, Resource Trust Company
                                                 (1996 to 2001).

Lisa J. Hartzell (60)      Treasurer since    -  Manager of Mutual Fund Services of the Investment      N/A         None
                           1996                  Adviser.
                                              -  Vice President of the Investment Adviser
                                                 (July 2004 to present).

                                                      DISINTERESTED DIRECTORS

Charlton Dietz (74)        Board Chair        -  Retired Senior Vice President, Legal Affairs and        2          None
30 Seventh Street East,    since July            General Counsel, 3M.
Suite 3050                 2004; Director
St. Paul, MN 55101         since 1997

Norbert J. Conzemius (63)  Director since     -  Retired Chief Executive Officer, Road Rescue            2          None
                           2000                  Incorporated.

Charles M. Osborne (51)    Director since     -  Chief Financial Officer, Fair Isaac                     2          None
                           2001                  Corporation (May 2004 to present).
                                              -  Chief Financial Officer (2000 to 2004),
                                                 Vice President (2003 to 2004), University of
                                                 Minnesota Foundation.
                                              -  Vice President and General Manager, MN (1999),
                                                 Vice President Corporate Human Resources, IA
                                                 (2000), McLeod USA/Ovation Communications.

                                             INTERESTED PRINCIPAL DIRECTOR WHO IS NOT AN OFFICER

Edward C. Stringer (69)    Director since     -  Attorney (2002 to present), Briggs and                  2          None
2200 IDS Center            2002                  Morgan, P.A.
80 South 8th Street                           -  Associate Justice, State of Minnesota Supreme
Minneapolis, MN 55402                            Court (1994 to 2002).


(1) Unless otherwise indicated, the mailing address of each officer and director is 332 Minnesota Street, Suite W1520, St. Paul, MN 55101-1363.
(2) Each director serves until elected at the next scheduled annual meeting, or until his successor is appointed. Each officer is elected annually.

         All of the above listed persons serve in the same capacities with Mairs and Power Growth Fund, Inc., an open-end investment company which also retains Mairs and Power, Inc. as its investment adviser. Directors, officers and portfolio managers of the Mairs and Power Funds are subject to mandatory retirement at age 75.

The Board of Directors has four standing committees listed below:

                                                                                                                NUMBER OF
                                                                                                              MEETINGS HELD
                                                                                                               DURING LAST
                                          FUNCTIONS                                     MEMBERS                FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------
Audit Committee    To make recommendations to the Board of Directors           Norbert J. Conzemius                  4
                   regarding the selection of an independent registered        Charlton Dietz (Chairman)
                   public accounting firm and to assist the Board of
                   Directors in its oversight of the Fund's Charles M.
                   Osborne financial reporting process. The Audit Committee
                   meets with the independent registered public accounting
                   firm at least annually to review the results of the
                   examination of the Fund's financial statements and any
                   other matters relating to the Fund.

Fair Valuation     To oversee pricing of the Fund and to research and          William B. Frels (Chairman)           4
Committee          resolve any pricing problems.  The Fair Valuation           Lisa J. Hartzell
                   Committee meets on an "as needed" basis.                    Jon A. Theobald

Nominating         To consider and recommend nominees for directors to         Norbert J. Conzemius                  1
Committee          the Board to fill vacancies when required.                  Charlton Dietz (Chairman)
                   Nominations of directors who are not "interested            Charles M. Osborne
                   persons" of the Investment Company must be made and
                   approved by the Nominating Committee. The Nominating
                   Committee meets on an "as needed" basis.

Disclosure         To oversee and act as a final checkpoint with respect       William B. Frels (Chairman)           1
Committee          to all shareholder communications.  The Disclosure          Lisa J. Hartzell
                   Committee meets on an "as needed" basis.                    Jon A. Theobald

         Each director attended at least 75% of the Board of Directors meetings and, if a member, of the Audit Committee meetings held during the fiscal year ended December 31, 2004.

         The following table provides information about the dollar range of common stock owned beneficially as of December 31, 2004 by each director:

                                 DOLLAR RANGE OF             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               EQUITY SECURITIES IN        REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR
   NAME OF DIRECTOR                  THE FUND                        IN FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------
Norbert J. Conzemius           over $100,000                                   over $100,000
Charlton Dietz                 $10,001 - $50,000                               over $100,000
William B. Frels               over $100,000                                   over $100,000
Charles M. Osborne             over $100,000                                   over $100,000
Edward C. Stringer             none                                            over $100,000

CERTAIN TRANSACTIONS

         Since January 1, 2003, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any direct or indirect interest, the value of which exceeded $60,000, in: (i) the Fund's investment adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser.

         Since January 1, 2003, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any material interest or relationship, direct or indirect, in any transaction, or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party: (i) the Fund, (ii) an officer of the Fund, (iii) the Mairs and Power Growth Fund, (iv) an officer of the Mairs and Power Growth Fund, (v) the Fund's investment adviser, (vi) an officer of the Fund's investment adviser, (vii) a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

         Since January 1, 2003, no officer of the Fund's investment adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, served on the board of directors of any company where a director of the Fund who is not an interested person of the Fund, or immediate family member of the director, was an officer.

COMPENSATION

         The following table provides information about compensation paid to the Fund's directors for the fiscal year ended December 31, 2004. The Fund does not pay remuneration to its officers or to directors who are officers, directors or employees of the investment adviser.

                                                          PENSION OR                                TOTAL COMPENSATION
                                    AGGREGATE         RETIREMENT BENEFITS      ESTIMATED ANNUAL        FROM FUND AND
                                COMPENSATION FROM     ACCRUED AS PART OF        BENEFITS UPON        FUND COMPLEX PAID
   NAME OF PERSON, POSITION            FUND              FUND EXPENSES            RETIREMENT           TO DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
Norbert J. Conzemius                  $ 1,800                None                    None                  $ 36,000
Disinterested Director

Charlton Dietz                        $ 1,800                None                    None                  $ 36,000
Disinterested Director

Charles M. Osborne                    $ 1,800                None                    None                  $ 36,000
Disinterested Director

Edward C. Stringer                    $ 1,800                None                    None                  $ 36,000
Interested Director

William B. Frels                         None                None                    None                      None
Interested Director,
President

CODE OF ETHICS

         The Fund and its investment adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased or held by the Fund. However, the code of ethics have been designed to ensure that the interests of the Fund's shareholders come before the interests of the Fund's managers. The codes contain restrictions on personal investing practices.

PROXY VOTING POLICIES AND PROCEDURES

         The Fund has delegated the authority to vote shares held in its investment portfolio to the investment adviser. Accordingly, the investment adviser is responsible for voting proxies for all voting securities held by the Fund. The investment adviser's policy is to vote in accordance with guidelines established by its Investment Committee. A copy of the investment adviser's proxy voting guidelines is attached as Appendix A.

         The proxy voting guidelines are reviewed by the investment adviser's Investment Committee and are subject to change. The Chief Investment Officer is responsible for resolving voting decisions that cannot be readily determined by reference to the proxy voting guidelines. Actual proxy voting records of the Fund are filed with the SEC no earlier than June 30th of each year. Proxy voting records may be obtained, without charge by visiting the Fund's website at www.mairsandpower.com and on the Commission's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of April 1, 2005, the only shareholder holding more than 5% of the Fund's outstanding shares was Wilmington Trust Co. Trustee, St. Paul Elec. Constr. Workers 401(K) (119,670 shares or 6.76%). As of April 1, 2005, the Fund's officers and directors as a group beneficially owned 1.28% of the Fund's outstanding shares.

INVESTMENT ADVISER

         Mairs and Power, Inc. a Minnesota corporation, is the investment adviser of the Fund. Mairs and Power, Inc.'s shareholders, along with their percentage ownership positions in Mairs and Power, Inc., are listed below. Mr. Frels is an officer and a director of the Fund and Mr. Robb is an officer of the Fund. Ownership positions in the "Other" category are owned by other officers and employees of the investment adviser.

                                                             PERCENTAGE OF OUTSTANDING SHARES HELD
                                  SHAREHOLDER                       AS OF April 1, 2005
                                  -----------                       -----------------------
                        William B. Frels                                    32.5%
                        George A. Mairs, III                                31.8%
                        Peter G. Robb                                       23.8%
                        Other                                               11.9%

         Mairs and Power, Inc. has served as an investment advisory firm since 1931 and has furnished continuous investment supervision to the Fund since 1961. Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Growth Fund, Inc., the net assets of which as of December 31, 2004 were $2,058,210,026.

         Mairs and Power, Inc. serves as investment adviser to the Fund under the terms of an Amended and Restated Agreement for Investment Counsel Service effective July 13, 2004 (the "Investment Advisory Agreement"). The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940. The independent directors of the Fund reviewed the level of fees charged by the investment adviser, the level and quality of service provided by the investment adviser, and the expenses incurred by the Fund. After careful review and consideration, the Investment Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the directors who were not parties to such agreement or interested persons of any such party, by casting their votes in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting shares or by the investment adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder). Mairs and Power, Inc. conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, charitable and educational institutions. It is not a broker and does not sell securities.

         As compensation for its services to the Fund, the investment adviser receives monthly compensation from the Fund. The management fee is computed at an annual rate of 0.60% based upon the Fund's average daily net assets. The ratio of the management fee to average net assets in 2004 was 0.60%; the ratio of total expenses to average net assets was 0.92%.

         Management fees paid by the Fund to Mairs and Power, Inc. amounted to $449,666 in 2004, $314,452 in 2003 and $254,607 in 2002. Under the terms of the
Investment Advisory Agreement, the investment adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares. All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, taxes, premiums on fidelity bonds, supplies, and all other miscellaneous expenses are borne by the Fund.

FUND ADMINISTRATION SERVICING AGREEMENT

         Mairs and Power, Inc. provides certain administrative services for the Fund pursuant to a Fund Administration Servicing Agreement. These services include general administrative services, assistance with regulatory compliance, and coordination of accounting and tax reporting. As compensation for its services to the Fund, the Investment Adviser receives monthly compensation from the Fund. The Fund Administration fee is computed at an annual rate of 0.01% based upon the Fund's average daily net assets. In 2004, the Fund paid Mairs and Power, Inc. $20,531 for administrative services.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

         U.S. Bancorp Fund Services LLC, 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 acts as the Fund's transfer agent and dividend disbursing agent. For these services, the Fund paid to U.S. Bancorp Fund Services $25,704 in 2004, $18,289 in 2003 and $17,127 for 2002. U.S. Bancorp
Fund Services also serves as fund accountant for the Fund. For these services, the Fund paid to U.S. Bancorp Fund Services $46,654 in 2004, $41,113 for 2003 and $39,154 for 2002.

         Custodial services for the Fund are performed by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors. As custodian, U.S. Bank, N.A controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund. For these services, the Fund paid U.S. Bank, N.A $17,942 in 2004, $11,822 in 2003 and $9,883 in 2002.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402 is the independent registered public accounting firm to the Fund, and is subject to annual appointment by the Board of Directors. Ernst & Young LLP conducts an annual audit of the Fund's financial statements and performs tax and accounting advisory services.

PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED

         William B. Frels, the portfolio manager of the Fund, is also primarily responsible for the day-to-day management of other accounts managed by Mairs and Power, Inc.

         The number of other accounts managed by Mr. Frels and the total assets managed in these other accounts are as follows:

         - Mr. Frels is portfolio manager of the Mairs and Power Growth Fund, Inc. As of December 31, 2004, the total assets under management in this fund were $2,058,210,026;
         - Mr. Frels is the portfolio manager for 18 pooled investment advisory accounts. As of December 31, 2004, the total assets under management in these accounts were $367,353,023.
         - Mr. Frels is the portfolio manager for 109 individual investment advisory accounts. As of December 31, 2004, the total assets under management in these accounts were $211,803,387.

         In one of the accounts described above, the advisory fee is based on a percentage of assets under management plus a bonus payment based on the performance of the account. The total assets under management in this account as of December 31, 2004 were $75,291,398. Advisory fees for all of the other accounts are based on a percentage of assets under management.

         There are no material conflicts of interest in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts described above.

COMPENSATION

         The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio manager or any other employee of Mairs and Power, Inc. The portfolio manager of the Fund receives compensation from the investment adviser, Mairs and Power, Inc. Compensation consists of a fixed salary and bonuses based on the profitability of the firm. The portfolio manager also participates in the profit sharing plan of the investment adviser. Contributions are made annually and are within the limitations of the Internal Revenue Service Rules and Regulations.

OWNERSHIP OF SECURITIES

         As of December 31, 2004, Mr. Frels beneficially owned between $100,001-$500,000 of the shares in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         Subject to policies established by the Board of Directors of the Fund, the investment adviser is responsible for the Fund's portfolio decisions and the placing of orders to effect the Fund's portfolio transactions. With respect to such transactions, the investment adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the investment adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The broker-dealers used by the Fund have no affiliation with the Fund, its investment adviser, or any of their officers or directors.

         Investment decisions for the Fund are made independently from those for the Mairs and Power Growth Fund, Inc., also managed by Mairs and Power, Inc. When these funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

         Decisions with respect to allocations of portfolio brokerage will be made by the investment adviser. Portfolio transactions are normally placed with broker-dealers which provide the Fund's investment adviser with research and statistical assistance. Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

         For the year 2004, the Fund paid $9,900 in brokerage fees on purchase and sale of portfolio securities. All of this amount was paid to brokers or dealers who supplied research services to the investment adviser. Total brokerage fees for 2003 and 2002 amounted to $19,021 and $11,521, respectively.

PURCHASING, REDEEMING, AND PRICING FUND SHARES

         The purchase, redemption, and pricing of the Fund's shares are subject to the procedures described in "Purchasing Shares," "Redeeming Shares," "Determining Net Asset Value Per Share" and "Frequent Purchases and Redemptions of Funds Shares" in the Fund's Prospectus, which is incorporated herein by reference.

TAXATION

         The Fund intends to comply, as it did in 2004, with the special provisions of Subchapter M of the Internal Revenue Code that relieves it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and less than 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

PRINCIPAL UNDERWRITER

         The Fund is the sole distributor of its mutual fund shares.

CALCULATION OF PERFORMANCE DATA

         The Fund may publish its total return information from time to time. Quotations of the Fund's average annual total rate of return, the Fund's average annual total return (after taxes on distributions), and the Fund's average annual total return (after taxes on distributions and redemptions), will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years. The after-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculation applies the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gain distributions, and the long-term capital gain rate for long-term capital gain distributions. Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and capital gains distributions are reinvested when paid.

         Performance information reflects only the performance of a hypothetical investment in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

FINANCIAL STATEMENTS

         The Fund's financial statements, including a listing of portfolio securities as of December 31, 2004, are included in the Fund's Annual Report to Shareholders for the year ended December 31, 2004 and are incorporated herein by reference. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund, or by visiting the Fund's website at www.mairsandpower.com.

                                                                      Appendix A

                              MAIRS AND POWER FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                               Effective 07/01/03

A. Mairs and Power has adopted and implemented these proxy voting guidelines having in mind our overriding goal of ensuring that all proxies are voted in the best interest of the Fund and its Shareholders.

B. The person at Mairs and Power responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner is Mr. Ronald Kaliebe, Vice President. Whenever Mr. Kaliebe identifies proposals which are controversial or non-routine in nature, such proposals will be reviewed on a case-by-case basis and he will enlist the guidance of the full Mairs and Power Investment Committee, which includes Mr. George A. Mairs, III, Mr. William B. Frels, Mr. Peter G. Robb, Mr. John K. Butler and Mr. Jon A. Theobald, in addition to Mr. Kaliebe.

C. As a general rule, it is the policy of Mairs and Power to vote in favor of management on all proxy statement proposals considered to be non-controversial and routine in nature. In this regard, the following types of proposals are generally considered to be in this category:

         1.       Election of directors and related compensation issues.

         2.       Appointment of independent auditors.

         3. New employee incentive plans or amendments to existing incentive plans involving the issuance of new common shares representing less than 10% of the then number of common shares outstanding.

         4. Stock splits and/or dividends and requests to increase the number of authorized but unissued common shares outstanding.

         5. A variety of proposals involving such issues as charitable contributions, cumulative voting, employment, political activities, etc. all of which are deemed to be a prerogative of management.

D. Proposals considered to be controversial and/or non-routine in nature will require special case-by-case consideration by the Mairs and Power Investment Committee in order to determine the voting decision which will be in the best interest of the Fund and its Shareholders. Examples of such proposals would include the following:

         1. Amendments to the articles of incorporation and corporate by-laws.

                                                                      Appendix A

         2.       Acquisition or merger related proposals.

         3. Any proposal related to a change in control be it friendly or unfriendly or any proposal designed to prevent or discourage unfriendly takeovers (i.e. poison pill proposals).

         4. New incentive plans or amendments to existing incentive plans that would have the potential to increase the number of the then outstanding common shares by 10% or more.

         5. All other controversial or non-routine proposals not specifically mentioned above.

E. Conflicts of interest - It is the responsibility of Mr. Kaliebe, in consultation with the full Mairs and Power Investment Committee, to identify and determine the materiality of any potential conflicts between the interests of Mairs and Power and those of the Fund and its Shareholders. Due to the size and nature of Mairs and Power's business, it is anticipated that material conflicts of interest will rarely occur. Whenever a material conflict of interest does exist, it will be addressed in one of the following ways:

         1. The proxy will be voted according to the predetermined voting policy set forth hereinabove, provided that the proposal at issue is not one which the policy requires to be considered on a case-by-case basis, and provided further that exercising the predetermined policy may not result in a vote in favor of management of a Company where the conflict involved is the fact that Mairs and Power does business with the Company.

         2. In conflict situations which cannot be addressed using the predetermined voting policy, guidance will be sought from the Fund's Board of Directors. The proxy will be voted as directed by the Fund's Board of Directors following full disclosure of the conflict and a determination as to what vote will be in the best interest of the Fund and its Shareholders.

F. Mairs and Power will make its proxy voting record for the Mairs and Power Funds available to Fund shareholders on its website beginning with the twelve month period ending June 30, 2004 and annually thereafter. The proxy voting information, which will mirror what is required to be filed with the SEC via Form N-PX, will be made available on the Mairs and Power website as soon as is reasonably practicable after filing Form N-PX with the SEC.

PART C.     OTHER INFORMATION

Item 23.    Exhibits

            (a) Amended and Restated Articles of Incorporation, dated April 8, 1991. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

            (a)(1) Articles of Amendment to Amended and Restated Articles of Incorporation Article I, dated May 23, 1997. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

            (b) Amended and Restated By-laws. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

            (c)      None.

            (d) Amended and Restated Agreement for Investment Counsel Service, effective July 13, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 50, filed on February 28, 2005.

            (e)      None.

            (f)      None.

            (g) Custodian Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 45, filed on April 26, 2000.

            (g)(1) Amendment to Custodian Agreement entered into between the Fund and U.S. Bank N.A. (f/k/a Firstar Trust Company) on December 1, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 50, filed on February 28, 2005.

            (h) Transfer Agent Servicing Agreement entered into between the Fund and Firstar Trust Company on June 1, 1999. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 47, filed on April 26, 2002.

            (h)(1) Amendment to the Transfer Agent Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services (f/k/a Firstar Trust Company) on April 2, 2002. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 50, filed on February 28, 2005.

            (h)(2) Fund Accounting Servicing Agreement entered into between the Fund and Firstar Trust Company on March 18, 1999. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 47, filed on April 26, 2002.

            (h)(3) Blue Sky Compliance Servicing Agreement entered into between the Fund and Firstar Trust Company on May 1, 1997. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 47, filed on April 26, 2002.

            (h)(4) Amendment to Blue Sky Compliance Servicing Agreement entered into between the Fund and U.S. Bancorp Fund Services LLC (f/k/a Firstar Trust Company) on July 1, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 50, filed on February 28, 2005.

            (h)(5) Blue Sky Registration Agreement entered into between the Fund and Quaser Distributors LLC on July 1, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 50, filed on February 28, 2005.

            (h)(6) Fund Administration Servicing Agreement entered into between the Fund and Mairs and Power, Inc., on January 5, 2005. Incorporated by reference to Registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 50, filed on February 28, 2005.

            (i)      None.

            (j) Consent of Independent Registered Public Accounting Firm. Filed herewith.

            (k)      None.

            (l)      None.

            (m)      None.

            (n)      None.

            (o)      None.

            (p) Mairs and Power Balanced Fund, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, dated September 15, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A,
                     No. 2-18269, Post-Effective Amendment No. 50, filed on February 28, 2005.

            (p)(1) Mairs and Power, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, dated September 15, 2004. Incorporated by reference to Registrant's Registration Statement on Form N-1A,
                     No. 2-18269, Post-Effective Amendment No. 50, filed on February 28, 2005.

Item 24.    Persons Controlled By or Under Common Control with Registrant

            None.

Item 25.    Indemnification

            The Fund's Amended and Restated Articles of Incorporation state that a director of the corporation shall have no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the full extent such immunity is permitted from time to time under the Minnesota Business Corporation Act, as now enacted or hereafter amended, except as prohibited by the Investment Company Act of 1940, as amended.

            Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota corporation shall indemnify any director, officer or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding, provided that certain statutory standards are met. "Proceeding" means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Indemnification is required under Section 302A.521 only if the person (i) has not been indemnified by any other organization with respect to the same acts or omissions, (ii) acted in good faith, (iii) received no improper personal benefit, (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation.

Item 26.    Business and Other Connections of Investment Adviser

            None.

Item 27.    Principal Underwriters

            None.

Item 28.    Location of Accounts and Records

                                          Custodian:    U.S. Bank, N.A.
                                                        425 Walnut Street
                                                        Cincinnati, Ohio  45202

                Transfer Agent: Overnight Deliveries    U.S. Bancorp Fund Services, LLC
                                                        3rd Floor, 615 East Michigan Street
                                                        Milwaukee, Wisconsin 53202

                     Transfer Agent: Mailing Address    U.S. Bancorp Fund Services, LLC
                                                        615 East Michigan Street
                                                        P. O. Box 701
                                                        Milwaukee, Wisconsin 53201-0701

                                 Investment Adviser:    Mairs and Power, Inc.
                                                        W1520 First National Bank Building
                                                        332 Minnesota Street
                                                        Saint Paul, Minnesota 55101-1363

Item 29.    Management Services

            None.

Item 30.    Undertakings

            Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul, and State of Minnesota on the 29th day of April, 2005.

                                MAIRS AND POWER BALANCED FUND, INC.


                                /s/ William B. Frels
                                -----------------------------------
                                William B. Frels
                                President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ William B. Frels
-----------------------------   President and Director
William B. Frels                (Principal Executive Officer)   April 29, 2005


/s/ Lisa J. Hartzell
-----------------------------   Treasurer
Lisa J. Hartzell                (Principal Financial and
                                Accounting Officer)             April 29, 2005


/s/ Norbert J. Conzemius
-----------------------------
Norbert J. Conzemius            Director                        April 29, 2005


/s/ Charlton Dietz
-----------------------------
Charlton Dietz                  Director                        April 29, 2005


/s/ Charles M. Osborne
-----------------------------
Charles M. Osborne              Director                        April 29, 2005


/s/ Edward C. Stringer
-----------------------------
Edward C. Stringer              Director                        April 29, 2005

                                  EXHIBIT INDEX

ITEM        DESCRIPTION
----        -----------
(j)         Consent of Independent Registered Public Accounting Firm.